UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 27, 2012

Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5

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(Exact name of issuing entity)

Morgan Stanley Capital I Inc.

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(Exact name of registrant as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC

Bank of America, National Association

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(Exact names of sponsors as specified in their charters)

Delaware	333-167764-03	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On or about July 30, 2012, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2012-C5 (the “Certificates”), are expected to be issued by Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of July 1, 2012 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Bank of America, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Situs Holdings, LLC, as trust advisor, Wells Fargo Bank, National Association, as custodian, and U.S. Bank National Association, as trustee, certificate administrator, certificate registrar and authenticating agent.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-S, Class B, Class PST and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-A, Class X-B, Class X-C, Class D, Class E, Class F, Class G, Class H, Class J and Class R Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about July 30, 2012 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be seventy-two (72) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on ninety-eight (98) multifamily and commercial properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of July 13, 2012, between the Registrant and MSMCH, and certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of July 13, 2012, between the Registrant and BANA. Midland Loan Services, a Division of PNC Bank, National Association will act as primary servicer with respect to sixty-one (61) Mortgage Loans sold to the Registrant, pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 99.3 and dated as of July 1, 2012, between Bank of America, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated July 13, 2012, between the Registrant, MSMCH and Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated pursuant to a Certificate Purchase Agreement, dated July 13, 2012, between the Registrant, MSMCH and Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated July 13, 2012, supplementing the Prospectus dated July 5, 2012, each as filed with the Securities and Exchange Commission.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

1.1	Underwriting Agreement, dated July 13, 2012, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1	Pooling and Servicing Agreement, dated as of July 1, 2012, between Morgan Stanley Capital I Inc., as depositor, Bank of America, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Situs Holdings, LLC, as trust advisor, Wells Fargo Bank, National Association, as custodian, and U.S. Bank National Association, as trustee, certificate administrator, certificate registrar and authenticating agent.

99.1	Mortgage Loan Purchase Agreement, dated as of July 13, 2012, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

99.2	Mortgage Loan Purchase Agreement, dated as of July 13, 2012, between Morgan Stanley Capital I Inc. and Bank of America, National Association.

99.3	Primary Servicing Agreement, dated as of July 1, 2012, between Bank of America, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By: /s/ James Chung

Name: James Chung

Title: Vice President

Date: July 27, 2012

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated July 13, 2012, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1	Pooling and Servicing Agreement, dated as of July 1, 2012, between Morgan Stanley Capital I Inc., as depositor, Bank of America, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Situs Holdings, LLC, as trust advisor, Wells Fargo Bank, National Association, as custodian, and U.S. Bank National Association, as trustee, certificate administrator, certificate registrar and authenticating agent.

99.1	Mortgage Loan Purchase Agreement, dated as of July 13, 2012, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

99.2	Mortgage Loan Purchase Agreement, dated as of July 13, 2012, between Morgan Stanley Capital I Inc. and Bank of America, National Association.

99.3	Primary Servicing Agreement, dated as of July 1, 2012, between Bank of America, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

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